                                                                   EXHIBIT 10.15

                     GUARANTY OF PAYMENT AND PERFORMANCE

         THIS GUARANTY OF PAYMENT AND PERFORMANCE ("Guaranty"), dated as of March 28, 1997, is made by the undersigned PROFESSIONAL TRANSPORTATION GROUP, LTD., a Georgia corporation, TRUCK/NET, INC., a Georgia corporation, TIMELY TRANSPORTATION, INC., a Georgia corporation, and PTG, INC., a Georgia corporation (hereinafter jointly, severally and collectively referred to as "Guarantor"), with SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association ("Bank").

                                 WITNESSETH:

         FOR VALUE RECEIVED, and to induce Bank to make a loan, extend credit or make other financial accommodations available to DENNIS A. BAKAL, a Georgia resident (as hereinafter further defined, "Borrower"), and for the consideration set forth below, Guarantor hereby agrees with Bank as follows:

                 1. PURPOSE. This Guaranty is made for the purpose of securing for Borrower one or more loans or other extensions of credit from, or a line of credit with, or the issuance of one or more letters of credit by, or the acceptance of one or more bankers' acceptances by, or the lease of personal property from or the furnishing of other financial accommodations by Bank, in amounts and upon terms and conditions as Bank, in its sole discretion, may deem appropriate. All such loans or other financial accommodations now or hereafter provided by Bank to Borrower, and all extensions or renewals of debts or other obligations now or at any time hereafter owing by Borrower to Bank, are made by Bank in reliance on this Guaranty, are to the interest and benefit of Guarantor, and are sufficient consideration for the execution and delivery of this Guaranty by Guarantor. Each term and provision of every promissory note or other evidence of debt, and every loan agreement, security agreement, mortgage, deed to secure debt, deed of trust, letter of credit reimbursement agreement, bankers' acceptance agreement, lease agreement and every other contract now or hereafter executed by Borrower and delivered to Bank, shall bind Guarantor as if executed by Guarantor as the primary and individual obligation of Guarantor.

                 2. GUARANTY. Guarantor, jointly and severally if more than one, hereby unconditionally guarantees to Bank the prompt payment and performance by Borrower when due of all the Guaranteed Obligations (as hereinafter defined). This Guaranty is a guaranty of payment and performance and not of collection. In the event Borrower at any time fails to pay or perform any of the Guaranteed Obligations as and when the same become due, whether by acceleration of maturity or otherwise, and in accordance with all applicable terms and conditions, Guarantor agrees to pay such debt or perform such obligation immediately. Upon failure of Guarantor to do so, Bank may, in its discretion, enforce the collection of such debt or the performance of such obligation against Guarantor by action in any court of competent jurisdiction, or in any other manner provided by law, the same as if such debt or obligation were the primary and individual debt or obligation of Guarantor, and without first seeking to enforce such debt or obligation by action or otherwise against Borrower; or, Bank may, in its discretion, proceed in any manner provided by law or by contract for collection of debts against either or both Guarantor and Borrower the same as if such debts and obligations were primarily and individually the debt of both Guarantor and Borrower, jointly and severally.

                 3. CONTINUING GUARANTY. THIS GUARANTY IS AN ABSOLUTE, UNCONDITIONAL AND CONTINUING GUARANTEE. This Guaranty extends to all Guaranteed Obligations contracted or owing by Borrower to Bank now and at any time prior to Bank's return of this Guaranty to Guarantor or the termination of this Guaranty pursuant to the provisions of this paragraph, even though from time to time and for extended periods of time there may be no debt or obligation owed to Bank by Borrower. Subject to the following provisions, Guarantor shall have the right to terminate this Guaranty at any time effective ten (10) days after receipt by Bank of written notice of Guarantor's intention to terminate this Guaranty. Such termination will not affect Guarantor's obligations with respect to, and this Guaranty will remain in full force and effect with respect to, all of the Guaranteed Obligations then due and owing or then contracted for or existing, whether or not yet due, at the time such notice becomes effective, and all obligations described in paragraph 4.e. of this Guaranty, whether then existing or arising in the future, and also with respect to any subsequent loans, extensions of credit, and other financial accommodations which, prior to the effectiveness of such notice, Bank may have committed to make to Borrower (regardless of whether Bank waives any default or condition precedent to the making of such loans, extensions of credit, or other financial accommodations), together with all interest thereon and all expenses, including costs of collection and attorneys' fees, with respect to such Guaranteed Obligations and this Guaranty.


                 4. WAIVERS AND AGREEMENTS OF GUARANTOR. Guarantor hereby irrevocably:

                          a.      Consents to all terms, covenants, conditions
and agreements heretofore or hereafter made by Borrower with Bank, including, without limitation, agreements regarding the manner of disposing any collateral held as security for the Guaranteed Obligations in a commercially reasonable manner and agreements regarding the manner and time of giving notice of any sale or other intended disposition of any of such collateral;

                          b.      Consents that Bank may, without discharging
Guarantor or in any way affecting the obligations of Guarantor under this Guaranty, without notice to or further consent from Guarantor: (i) exchange, release or surrender to Borrower or to any Guarantor or any other person, or waive, release, subordinate, fail to perfect any lien or security interest in, or otherwise impair, any collateral now or hereafter held as security for any of the Guaranteed Obligations or any right of set off against any deposit account of Borrower; (ii) waive or delay the exercise of any of its rights or remedies against Borrower or any other person or entity, including, without limitation, Guarantor; (iii) with or without consideration, release Borrower or any other person or entity, including, without limitation, any other guarantor of the Guaranteed Obligations; (iv) renew, extend, or modify the terms of any of the Guaranteed Obligations or of any promissory note or other instrument or agreement evidencing the same; (v) apply payments made by Borrower, Guarantor or any other person or entity to any of the Guaranteed Obligations in such manner and in such order as Bank may elect; (vi) apply payments received for Borrower's account first to pay any indebtedness of Borrower that is not guaranteed by Guarantor, if any, before reducing the Guaranteed Obligations; and (vii) in the event of the filing of a petition (whether voluntary or involuntary) under any chapter of the federal bankruptcy code with respect to Borrower, participate in the bankruptcy proceedings and exercise any and all rights set forth in clauses (i) through (vi) above or otherwise available to Bank under applicable law, including, without limitation, voting for or against any plan of reorganization, consenting to the use of any cash collateral, consenting to the sale, use or lease of any collateral securing any of the Guaranteed Obligations, and entering into any compromise or settlement regarding the Guaranteed Obligations or any collateral therefor;

                          c.    Waives all notices whatsoever with respect to
this Guaranty or with respect to the Guaranteed Obligations or any collateral therefor, including, without limitation, notice of (i) Bank's acceptance of this Guaranty or its intention to act, or its actions, in reliance hereon; (ii) the existence, creation or incurring of any of the Guaranteed Obligations or the terms or amounts thereof or any change therein; (iii) presentment and nonpayment or dishonor with respect to any promissory note or other instrument or agreement now or hereafter evidencing any of the Guaranteed Obligations, and any other demands and notices, except any notice that may be required by law which cannot be waived; (iv) any default by Borrower or any surety, pledgor, grantor of any lien or security interest, or guarantor, including, without limitation, Guarantor; (v) the obtaining or release of any guaranty or surety agreement (in addition to this Guaranty), or any pledge, assignment, security agreement, mortgage, deed to secure debt, deed of trust or other security for any of the Guaranteed Obligations;

                          d.    Waives any right to require Bank to take
action against Borrower as provided for in Section 10-7-24 of the Official Code of Georgia Annotated or any other statute or applicable law, and waives any requirement that suit under this Guaranty be brought within any period of time shorter than the general statute of limitations applicable to contracts under seal;

                          e.    Agrees that, if at any time all or any part of
any payment previously applied by Bank to any of the Guaranteed Obligations must be returned by Bank for any reason, whether upon the claim of a preference, fraudulent transfer, prior lien or other claim of a creditor, debtor in possession, trustee in bankruptcy or other representative of creditors of Borrower, or otherwise, and whether by court order, administrative order or non-judicial settlement, this Guaranty shall continue in effect or shall be reinstated, as the case may be, and Guarantor shall remain liable for the full amount returned as if such amount had never been received by Bank, notwithstanding any termination, cancellation or revocation of this Guaranty (whether under paragraph 3 above or otherwise) or cancellation of any promissory note or other instrument or agreement evidencing any of the Guaranteed Obligations;

               f. Agrees that this Guaranty will be valid and binding upon Guarantor when delivered to Bank by anyone having possession hereof after execution of this Guaranty by Guarantor.

               g. Agrees that Guarantor's liability under this Guaranty is absolute and is not conditioned on the execution of this or any similar guaranty by any other person or upon the occurrence or nonoccurrence of any other event;

               h. Waives any right to require Bank to marshall the assets of Borrower or any other person and agrees that Bank may proceed against any collateral securing the Guaranteed Obligations (whether or not Guarantor or any other person holds a lien on only a part of such collateral) and against parties liable on any of the Guaranteed Obligations in such order as Bank may elect, the benefit of any rule of law or equity to the contrary being hereby expressly waived by Guarantor;

               i. Agrees that the liability of Guarantor under this Guaranty shall not be affected or impaired by, and this Guaranty shall remain fully enforceable against Guarantor for the full amount of the Guaranteed Obligations less only payments thereon actually received and retained by Bank irrespective of and without reduction on account of (i) any defense, offset or counterclaim which Borrower may have or assert with respect to any of the Guaranteed Obligations, including, without limitation, filing of a petition in bankruptcy, discharge in bankruptcy, confirmation of a plan or reorganization (whether Bank voted for or against such plan), composition with creditors (whether or not including Bank), failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction, wavier, estoppel, release, usury, or fraud or misrepresentation, (ii) termination of any present or future relationship between Guarantor and Borrower or between Guarantor and any other guarantor of any obligations of Borrower, or (iii) death, incompetency, or dissolution of Guarantor or Borrower;

               j. Agrees that Bank may, at its election, release or satisfy of record any collateral for this Guaranty only after any applicable preference periods have elapsed; and

               k. Waives, renounces and agrees not to assert any right, claim or cause of action against Borrower, including, without limitation, a claim for reimbursement, subrogation, indemnification or otherwise. The waiver, renunciation and agreement set forth in the preceding sentence is for the benefit of Bank and also for the benefit of Borrower, who may assert the benefits thereof as a third-party beneficiary and Guarantor may be released from such waiver, renunciation and agreement only by the execution and delivery, by Bank and Borrower, of an instrument expressly releasing Guarantor therefrom.

          5. FINANCIAL STATEMENTS. Guarantor agrees, for so long as there is any amount outstanding of the Guaranteed Obligations, to provide Bank copies of each income tax return filed by Guarantor after the date of this Guaranty and financial statements and other information of or concerning Guarantor, in such detail, of such quality (i.e., audited, reviewed, unaudited or otherwise), and with such frequency as Bank may reasonably request from time to time. All financial statements required by Bank as set forth above shall be prepared in accordance with generally accepted accounting principles (except for the absence of footnotes with respect to monthly and quarterly financial statements) and shall fairly present the financial position and results of operations of Guarantor as of and for the periods specified.

          6. STATUTE OF LIMITATIONS. Guarantor acknowledges that the statute of limitations applicable to this Guaranty shall begin to run only upon Guarantor's failure to refusal to pay any of the Guaranteed Obligations following default in the payment or performance thereof by Borrower; provided, that if subsequent to such default, Bank reaches an agreement with Borrower on any terms causing Bank to forbear in the enforcement of its claims against Guarantor, the statute of limitations shall be reinstated for its full duration until Borrower again defaults.

          7. COLLECTION COSTS. Guarantor hereby agrees to pay all costs of collecting under this Guaranty, including, without limitation, court costs, litigation expenses and attorneys' fees in an amount equal to fifteen percent (15%) of the unpaid balance of the Guaranteed Obligations if referred to an attorney for collection. If attorneys' fees in such amount would be prohibited by applicable law, then Guarantor agrees to pay reasonable attorneys' fees not to exceed the maximum amount allowed by law.

          8. NOTICES. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Guaranty shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or three (3) days after being deposited in the United States mail, postage prepaid, certified with return receipt requested, to Guarantor if mailed to the address set forth above Guarantor's name at the end of this Guaranty and to Bank at the address set forth in the beginning of this Guaranty or at such other address within the continental United States for either party as such party may designate by notice to the other given in accordance with the provisions of this paragraph; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice has been received shall also constitute receipt.

          9. CONSENT TO JURISDICTION. GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF GEORGIA AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED IN ANY SUCH COURT AND AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION WILL BE SUFFICIENT IF SERVED ON GUARANTOR IN CANADA OR THE UNITED STATES OF AMERICA BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED OR IN ANY MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR GUARANTOR'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO ENFORCE THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY.

          10. DEFINITIONS. As used in this Guaranty, the following terms have the following meanings:

          "Borrower" means the entity identified above in this Guaranty, together with his, her, its or their heirs, administrators, executors, successors and assigns, including any resulting or surviving corporation following any merger or any other reorganization, and also includes any debtor in possession or similar entity following the filing of a petition for relief by or against Borrower under any chapter of the federal bankruptcy code or in any similar proceeding under state or federal law, and also includes any proprietorship, partnership, corporation, trust, or other entity resulting from or arising out of the dissolution, liquidation or change in form of business organization by Borrower or following any change of name or domicile by Borrower.

          "Guaranteed Obligations" means all debts and other obligations now owed by Borrower to Bank, all debts and other obligations owed by Borrower to Bank in the future, all extensions and renewals of any such debts or obligations, and all interest and other lawful fees and charges on any or all such debts and obligations, including, without limitation, late charges, penalty interest, premiums and costs of collection (including reasonable attorneys' fees) for which Borrower has agreed to pay or reimburse Bank, or for which Borrower is obligated to pay Bank under applicable law, together with each and every promissory note or other instrument or writing now or hereafter evidencing the obligation of Borrower to pay any such debt, the interest thereon or such other charges; whether such debts or other obligations are now foreseen or unforeseen; whether now due or to become due in the future; whether incurred with or without notice to Guarantor; whether arising from contract, tort or otherwise; whether arising from an original obligation of Borrower to Bank or from an obligation of Borrower which was purchased by Bank, whether from time to time increased, reduced or entirely extinguished and then reincurred; whether direct or indirect, absolute or contingent, liquidated or unliquidated, secured or unsecured; whether otherwise guaranteed or not; and whether arising out of one or more loans or other extensions of credit from, or line of credit with, or the issuance of one or more letters of credit by, or the acceptance of one or more bankers' acceptances by, or the lease of personal property from, or the furnishing of other financial accommodation by Bank, or otherwise. The Guaranteed Obligations include, without limitation, interest, fees and other charges on any debt or obligation of Borrower to Bank accruing after the filing of a petition under any chapter of the federal bankruptcy code by or against Borrower and any loans or other credit or financial accommodations extended to Borrower after the filing of any such petition. THE GUARANTEED OBLIGATIONS SPECIFICALLY ARE NOT LIMITED TO DEBTS AND OTHER OBLIGATIONS CONTRACTED FOR OR ARISING CONCURRENTLY WITH OR PRIOR TO THE EXECUTION OF THIS GUARANTY AND ARE NOT LIMITED IN AMOUNT UNLESS OTHERWISE SPECIFICALLY SET FORTH IN WRITING IN THIS GUARANTY.

          11. MISCELLANEOUS. No delay by Bank in enforcing its rights hereunder shall prejudice its rights to enforce this Guaranty. All rights and remedies under this Guaranty, under any other agreement and under applicable law shall be cumulative, and any failure of Bank to exercise any such right or remedy shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any time and from time to time, thereafter. No waiver by Bank shall be effective unless made in writing by a duly authorized officer or agent of Bank, and no waiver by Bank of any right or remedy shall constitute a waiver of any other or future right or remedy. This Guaranty shall inure to the benefit of Bank, its successors and assigns, and to any person to whom Bank may grant an interest in any of the Guaranteed Obligations, and shall be binding upon Guarantor, and his, her, its or their respective heirs, executors, administrators, successors and assigns. This Guaranty sets forth the entire agreement and understanding of Guarantor with respect to the subject matter hereof. GUARANTOR ACKNOWLEDGES THAT NO AGENT OF BANK HAS MADE ANY REPRESENTATION WHICH IS INCONSISTENT WITH ANY OF THE TERMS OF THIS GUARANTY AND THAT NO OFFICER OR AGENT OF BANK HAS THE AUTHORITY TO VARY THE TERMS OF THIS GUARANTY EXCEPT IN A WRITING SIGNED BY A DULY AUTHORIZED OFFICER OF BANK. The making of the loans and providing of the other financial accommodations referred to in this Guaranty shall be solely in the discretion of Bank, and reference thereto in this Guaranty, whether in paragraph 1 hereof or elsewhere, shall not be deemed to be a commitment by Bank to make any loan or provide any financial accommodation. In the event any one or more of the provisions of this Guaranty shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Guaranty shall not in any way be affected or impaired thereby. If more than one person or entity signs this Guaranty below, the liability of such persons or entities on this Guaranty is joint and several, and all references to the singular in this Guaranty also include the plural. In the event of termination, cancellation, revocation or release of this Guaranty as to any one or more Guarantors, this Guaranty shall continue in full force and effect with respect to the remaining Guarantors. THIS GUARANTY SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

    IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the date first above written.

ADDRESSES OF
EACH GUARANTOR:         5025 DERRICK JONES ROAD
                        SUITE 120
                        ATLANTA, GEORGIA 30349

                                   GUARANTOR:

                                   PROFESSIONAL TRANSPORTATION GROUP, LTD., A
                                   GEORGIA CORPORATION

                                   By: /s/ Dennis A. Bakal
                                      ------------------------------------------
                                       Dennis A. Bakal, President

                                                  [CORPORATE SEAL]


                                   TRUCK/NET, INC., A GEORGIA CORPORATION


                                   By: /s/ Dennis A. Bakal
                                      ------------------------------------------
                                       Dennis A. Bakal, President

                                          [CORPORATE SEAL]


                              TIMELY TRANSPORTATION, INC., A GEORGIA CORPORATION


                              By: /s/ Dennis A. Bakal
                                 ----------------------------------
                                  Dennis A. Bakal, President

                                          [CORPORATE SEAL]

                              PTG, INC., A GEORGIA CORPORATION



                              By: /s/ Dennis A. Bakal
                                 ----------------------------------
                                  Dennis A. Bakal, President


                                          [CORPORATE SEAL]